Exhibit 99.5

GSAMP 05-S1
Run2

ASSUMPTIONS
     To maturity
     Delinquency triggers faling
     100% advances
     12 month lag


     For all other assumptions, please refer to the term sheet


     Period            Forward Libor       Fed + 200
                       1 mth               1 mth
                     1         2.84828              4.84828
                     2         3.07095              5.07095
                     3         3.21339              5.21339
                     4         3.38942              5.38942
                     5         3.54563              5.54563
                     6         3.66923              5.66923
                     7         3.80384              5.80384
                     8         3.91254              5.91254
                     9         3.97976              5.97976
                    10          4.1584               6.1584
                    11         4.10461              6.10461
                    12         4.16982              6.16982
                    13         4.24512              6.24512
                    14         4.30352              6.30352
                    15         4.33352              6.33352
                    16         4.35673              6.35673
                    17         4.38657              6.38657
                    18         4.42413              6.42413
                    19         4.46224              6.46224
                    20         4.49409              6.49409
                    21         4.51507              6.51507
                    22          4.6073               6.6073
                    23         4.55137              6.55137
                    24          4.5703               6.5703
                    25          4.5931               6.5931
                    26         4.61251              6.61251
                    27         4.62748              6.62748
                    28          4.6415               6.6415
                    29          4.6604               6.6604
                    30         4.67866              6.67866
                    31         4.69388              6.69388
                    32         4.70915              6.70915
                    33         4.72305              6.72305
                    34         4.73516              6.73516
                    35         4.74763              6.74763
                    36         4.75645              6.75645
                    37         4.76886              6.76886
                    38         4.78525              6.78525
                    39          4.8016               6.8016
                    40         4.81671              6.81671
                    41         4.83354              6.83354
                    42         4.84602              6.84602
                    43         4.85958              6.85958

                    44         4.87345              6.87345
                    45         4.88484              6.88484
                    46          4.8971               6.8971
                    47         4.90846              6.90846
                    48         4.91769              6.91769
                    49         4.93214              6.93214
                    50         4.95041              6.95041
                    51         4.96405              6.96405
                    52         4.97798              6.97798
                    53         4.99142              6.99142
                    54         5.00202              7.00202
                    55         5.01156              7.01156
                    56         5.02019              7.02019
                    57         5.02671              7.02671
                    58         5.03335              7.03335
                    59           5.036                7.036
                    60         5.03807              7.03807
                    61         5.04281              7.04281
                    62         5.04909              7.04909
                    63         5.05518              7.05518
                    64          5.0618               7.0618
                    65         5.06915              7.06915
                    66         5.07655              7.07655
                    67         5.08471              7.08471
                    68         5.09146              7.09146
                    69         5.09966              7.09966
                    70         5.10889              7.10889
                    71         5.11696              7.11696
                    72         5.12471              7.12471
                    73         5.13407              7.13407
                    74         5.13719              7.13719
                    75         5.14486              7.14486
                    76         5.15281              7.15281
                    77          5.1599               7.1599
                    78         5.16953              7.16953
                    79         5.17957              7.17957
                    80         5.18992              7.18992
                    81         5.20129              7.20129
                    82         5.21406              7.21406
                    83         5.22751              7.22751
                    84          5.2406               7.2406
                    85         5.25568              7.25568
                    86         5.26927              7.26927
                    87         5.28408              7.28408
                    88         5.29463              7.29463
                    89         5.30718              7.30718
                    90         5.31897              7.31897
                    91          5.3281               7.3281
                    92         5.33831              7.33831
                    93         5.34731              7.34731
                    94         5.35504              7.35504
                    95         5.36385              7.36385
                    96          5.3685               7.3685
                    97         5.37704              7.37704
                    98         5.38787              7.38787
                    99         5.39903              7.39903
                   100          5.4074               7.4074
                   101         5.41705              7.41705
                   102         5.42556              7.42556

                   103         5.43292              7.43292
                   104         5.44154              7.44154
                   105         5.44603              7.44603
                   106         5.45302              7.45302
                   107         5.45895              7.45895
                   108         5.46196              7.46196
                   109         5.46885              7.46885
                   110         5.47671              7.47671
                   111         5.48468              7.48468
                   112         5.49137              7.49137
                   113         5.49951              7.49951
                   114         5.50415              7.50415
                   115         5.51016              7.51016
                   116         5.51642              7.51642
                   117         5.52005              7.52005
                   118         5.52528              7.52528
                   119         5.52936              7.52936
                   120         5.53155              7.53155
                   121         5.53736              7.53736
                   122         5.54444              7.54444
                   123         5.54793              7.54793
                   124         5.55382              7.55382
                   125         5.55975              7.55975
                   126         5.56365              7.56365
                   127         5.56793              7.56793
                   128         5.57241              7.57241
                   129          5.5757               7.5757
                   130         5.58051              7.58051
                   131         5.58192              7.58192
                   132         5.58456              7.58456
                   133         5.58955              7.58955
                   134         5.59121              7.59121
                   135         5.59621              7.59621
                   136         5.60058              7.60058
                   137         5.60307              7.60307
                   138         5.60767              7.60767
                   139          5.6115               7.6115
                   140         5.61482              7.61482
                   141          5.6185               7.6185
                   142         5.62267              7.62267
                   143         5.62645              7.62645
                   144         5.62872              7.62872
                   145         5.63454              7.63454
                   146         5.63764              7.63764
                   147         5.64268              7.64268
                   148         5.64677              7.64677
                   149         5.65014              7.65014
                   150         5.65519              7.65519
                   151         5.65638              7.65638
                   152          5.6613               7.6613
                   153         5.66444              7.66444
                   154         5.66541              7.66541
                   155         5.66925              7.66925
                   156         5.67022              7.67022
                   157         5.67545              7.67545
                   158         5.68082              7.68082
                   159         5.68723              7.68723
                   160         5.68899              7.68899
                   161         5.69332              7.69332

                   162         5.69602              7.69602
                   163         5.69594              7.69594
                   164         5.69718              7.69718
                   165         5.69662              7.69662
                   166         5.69471              7.69471
                   167         5.69357              7.69357
                   168         5.68802              7.68802
                   169         5.68688              7.68688
                   170         5.68758              7.68758
                   171         5.68847              7.68847
                   172         5.68685              7.68685
                   173         5.68721              7.68721
                   174         5.68639              7.68639
                   175         5.68486              7.68486
                   176          5.6848               7.6848
                   177         5.68094              7.68094
                   178         5.68046              7.68046
                   179         5.67867              7.67867
                   180          5.6745               7.6745
                   181         5.67407              7.67407
                   182         5.67384              7.67384
                   183         5.67052              7.67052
                   184         5.67033              7.67033
                   185         5.67004              7.67004
                   186         5.66793              7.66793
                   187         5.66672              7.66672
                   188          5.6659               7.6659
                   189         5.66416              7.66416
                   190         5.66411              7.66411
                   191         5.66094              7.66094
                   192         5.65919              7.65919
                   193         5.65914              7.65914
                   194         5.65764              7.65764
                   195          5.6557               7.6557
                   196         5.65419              7.65419
                   197         5.65306              7.65306
                   198         5.65143              7.65143
                   199         5.65018              7.65018
                   200         5.64718              7.64718
                   201         5.64597              7.64597
                   202         5.64508              7.64508
                   203         5.64239              7.64239
                   204         5.63979              7.63979
                   205         5.64015              7.64015
                   206         5.63607              7.63607
                   207         5.63555              7.63555
                   208         5.63398              7.63398
                   209         5.63068              7.63068
                   210         5.62958              7.62958
                   211          5.6275               7.6275
                   212         5.62498              7.62498
                   213          5.6229               7.6229
                   214         5.62119              7.62119
                   215         5.61897              7.61897
                   216         5.61552              7.61552
                   217         5.61505              7.61505
                   218         5.61146              7.61146
                   219         5.61005              7.61005
                   220         5.60766              7.60766

                   221         5.60484              7.60484
                   222         5.60365              7.60365
                   223         5.59902              7.59902
                   224         5.59831              7.59831
                   225         5.59606              7.59606
                   226         5.59094              7.59094
                   227         5.59021              7.59021
                   228         5.58754              7.58754
                   229         5.58406              7.58406
                   230         5.58189              7.58189
                   231         5.57998              7.57998
                   232         5.57593              7.57593
                   233         5.57404              7.57404
                   234         5.57117              7.57117
                   235         5.56788              7.56788
                   236         5.56617              7.56617
                   237          5.5611               7.5611
                   238         5.55952              7.55952
                   239         5.55685              7.55685
                   240         5.55215              7.55215
                   241         5.54969              7.54969
                   242         5.54589              7.54589
                   243         5.54253              7.54253
                   244         5.53838              7.53838
                   245         5.53588              7.53588
                   246         5.53054              7.53054
                   247         5.52757              7.52757
                   248         5.52491              7.52491
                   249         5.52026              7.52026
                   250         5.51785              7.51785
                   251         5.51456              7.51456
                   252         5.51023              7.51023
                   253         5.50849              7.50849
                   254         5.50577              7.50577
                   255         5.50154              7.50154
                   256         5.49916              7.49916
                   257         5.49712              7.49712
                   258         5.49347              7.49347
                   259         5.49082              7.49082
                   260         5.48862              7.48862
                   261         5.48564              7.48564
                   262         5.48432              7.48432
                   263          5.4802               7.4802
                   264         5.47759              7.47759
                   265         5.47663              7.47663
                   266         5.47438              7.47438
                   267         5.47181              7.47181
                   268         5.46977              7.46977
                   269         5.46817              7.46817
                   270          5.4662               7.4662
                   271         5.46468              7.46468
                   272         5.46164              7.46164
                   273         5.46038              7.46038
                   274         5.45951              7.45951
                   275         5.45706              7.45706
                   276         5.45517              7.45517
                   277         5.45495              7.45495
                   278         5.45232              7.45232
                   279         5.45184              7.45184

                   280         5.45057              7.45057
                   281         5.44897              7.44897
                   282         5.44905              7.44905
                   283         5.44595              7.44595
                   284         5.44624              7.44624
                   285         5.44571              7.44571
                   286         5.44363              7.44363
                   287          5.4437               7.4437
                   288         5.44178              7.44178
                   289          5.4424               7.4424
                   290         5.44142              7.44142
                   291         5.44213              7.44213
                   292         5.43965              7.43965
                   293         5.44053              7.44053
                   294         5.44063              7.44063
                   295         5.43917              7.43917
                   296         5.43984              7.43984
                   297         5.43975              7.43975
                   298         5.43932              7.43932
                   299          5.4406               7.4406
                   300         5.43867              7.43867
                   301           5.438                7.438
                   302          5.4361               7.4361
                   303         5.43455              7.43455
                   304         5.43105              7.43105
                   305         5.42968              7.42968
                   306         5.42749              7.42749
                   307         5.42497              7.42497
                   308         5.42409              7.42409
                   309         5.42006              7.42006
                   310         5.41941              7.41941
                   311         5.41789              7.41789
                   312         5.41447              7.41447
                   313         5.41361              7.41361
                   314         5.41193              7.41193
                   315         5.41069              7.41069
                   316         5.40869              7.40869
                   317         5.40833              7.40833
                   318          5.4052               7.4052
                   319         5.40424              7.40424
                   320         5.40366              7.40366
                   321         5.40114              7.40114
                   322         5.40073              7.40073
                   323         5.39952              7.39952
                   324         5.39759              7.39759
                   325         5.39734              7.39734
                   326          5.3963               7.3963
                   327         5.39494              7.39494
                   328         5.39405              7.39405
                   329          5.3936               7.3936
                   330          5.3928               7.3928
                   331         5.39244              7.39244
                   332         5.39056              7.39056
                   333         5.39036              7.39036
                   334          5.3906               7.3906
                   335         5.38928              7.38928
                   336         5.38805              7.38805
                   337         5.38967              7.38967
                   338         5.38732              7.38732

                   339         5.38826              7.38826
                   340         5.38844              7.38844
                   341         5.38707              7.38707
                   342         5.38777              7.38777
                   343         5.38772              7.38772
                   344         5.38732              7.38732
                   345         5.38739              7.38739
                   346         5.38791              7.38791
                   347         5.38809              7.38809
                   348         5.38711              7.38711
                   349         5.38901              7.38901
                   350         5.38815              7.38815
                   351         5.38935              7.38935
                   352         5.38982              7.38982
                   353         5.38994              7.38994
                   354         5.39175              7.39175
                   355         5.39037              7.39037
                   356         5.39225              7.39225
                   357         5.39342              7.39342
                   358         5.39302              7.39302
                   359         5.39468              7.39468
                   360         5.39436              7.39436
                               5.39582              7.39582

FORWARD LIBOR; 100% PPA
       Severity                                                40%                       50%
      -------------------------------------------------------------------------------------------
M1    1st $ Loss CDR                                     67.39 CDR                 46.47 CDR
      WAL                                                     2.79                      3.53
      Mod Durn                                                2.59                      3.22
      Principal Window                                    26 - 208                  32 - 290
      Principal Writedown                          3,749.39 (0.02%)          7,699.18 (0.04%)
      Total Collat Loss (Collat Maturity)    75,144,933.55 (29.26%)    77,187,405.32 (30.05%)
-------------------------------------------------------------------------------------------------
M2    1st $ Loss CDR                                     41.07 CDR                 29.90 CDR
      WAL                                                     3.99                      4.59
      Mod Durn                                                3.45                      3.91
      Principal Window                                    36 - 314                  41 - 350
      Principal Writedown                          1,993.91 (0.01%)          6,564.03 (0.03%)
      Total Collat Loss (Collat Maturity)    57,523,459.40 (22.40%)    59,044,323.96 (22.99%)
-------------------------------------------------------------------------------------------------
B1    1st $ Loss CDR                                     25.82 CDR                 19.55 CDR
      WAL                                                     5.27                      5.73
      Mod Durn                                                4.34                      4.66
      Principal Window                                    49 - 353                  52 - 353
      Principal Writedown                          5,464.51 (0.03%)          7,579.84 (0.04%)
      Total Collat Loss (Collat Maturity)    42,811,884.78 (16.67%)    43,881,836.67 (17.08%)
-------------------------------------------------------------------------------------------------
B2    1st $ Loss CDR                                      16.2 CDR                 12.98 CDR
      WAL                                                     8.15                      8.46
      Mod Durn                                                6.07                      6.27
      Principal Window                                    79 - 354                  86 - 137
      Principal Writedown                          6,055.07 (0.13%)          1,577.16 (0.03%)
      Total Collat Loss (Collat Maturity)    30,446,000.51 (11.85%)    31,927,306.79 (12.43%)
-------------------------------------------------------------------------------------------------
B3    1st $ Loss CDR                                     13.34 CDR                  10.5 CDR
      WAL                                                     8.38                      8.76
      Mod Durn                                                5.88                      6.08
      Principal Window                                    81 - 354                  84 - 355
      Principal Writedown                         30,933.02 (0.56%)          3,665.59 (0.07%)
      Total Collat Loss (Collat Maturity)    26,112,786.70 (10.17%)    26,799,989.35 (10.43%)
-------------------------------------------------------------------------------------------------


FORWARD LIBOR; 100% PPA
       Severity                                                    60%                      70%
      ------------------------------------------------------------------------------------------
M1    1st $ Loss CDR                                         35.17 CDR                28.24 CDR
      WAL                                                         4.03                     4.40
      Mod Durn                                                    3.63                     3.91
      Principal Window                                        35 - 338                 38 - 352
      Principal Writedown                              1,629.85 (0.01%)         7,022.20 (0.03%)
      Total Collat Loss (Collat Maturity)        78,577,489.06 (30.59%)   79,600,051.10 (30.99%)
------------------------------------------------------------------------------------------------
M2    1st $ Loss CDR                                         23.46 CDR                19.30 CDR
      WAL                                                         5.01                     5.32
      Mod Durn                                                    4.21                     4.43
      Principal Window                                        44 - 353                 46 - 353
      Principal Writedown                              3,873.71 (0.02%)        14,738.36 (0.07%)
      Total Collat Loss (Collat Maturity)        60,077,258.53 (23.39%)   60,850,921.53 (23.69%)
------------------------------------------------------------------------------------------------
B1    1st $ Loss CDR                                         15.73 CDR                13.15 CDR
      WAL                                                         6.07                     6.32
      Mod Durn                                                    4.88                     5.04
      Principal Window                                        54 - 354                 56 - 354
      Principal Writedown                             19,874.09 (0.12%)        22,228.77 (0.13%)
      Total Collat Loss (Collat Maturity)        44,636,411.62 (17.38%)   45,171,296.44 (17.59%)
------------------------------------------------------------------------------------------------
B2    1st $ Loss CDR                                         10.99 CDR                 9.55 CDR
      WAL                                                         8.34                     8.27
      Mod Durn                                                    6.21                     6.19
      Principal Window                                        87 - 123                 87 - 118
      Principal Writedown                              3,718.69 (0.08%)        20,395.37 (0.43%)
      Total Collat Loss (Collat Maturity)        33,411,959.32 (13.01%)   34,625,367.34 (13.48%)
------------------------------------------------------------------------------------------------
B3    1st $ Loss CDR                                          8.66 CDR                 7.37 CDR
      WAL                                                         9.06                     9.28
      Mod Durn                                                    6.22                     6.32
      Principal Window                                        87 - 355                 89 - 355
      Principal Writedown                             14,863.44 (0.27%)        28,451.12 (0.52%)
      Total Collat Loss (Collat Maturity)        27,287,868.46 (10.62%)   27,652,027.77 (10.77%)
------------------------------------------------------------------------------------------------


FORWARD LIBOR + 200; 100% PPA
       ---------------------------------------------------------------------------------------
       Severity                                                40%                       50%
       ---------------------------------------------------------------------------------------
M1     1st $ Loss CDR                                    59.38 CDR                 41.06 CDR
       WAL                                                    3.07                      3.79
       Mod Durn                                               2.72                      3.27
       Principal Window                                   28 - 237                  34 - 313
       Principal Writedown                         6,811.30 (0.03%)          6,280.60 (0.03%)
       Total Collat Loss (Collat Maturity)   70,457,609.57 (27.43%)    71,894,048.98 (27.99%)
----------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                    35.71 CDR                  26.2 CDR
       WAL                                                    4.31                      4.89
       Mod Durn                                                3.7                      4.12
       Principal Window                                   39 - 338                  43 - 353
       Principal Writedown                         3,698.04 (0.02%)         23,918.11 (0.12%)
       Total Collat Loss (Collat Maturity)   52,880,899.53 (20.59%)    54,052,343.70 (21.04%)
----------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                    15.76 CDR                 12.24 CDR
       WAL                                                    6.21                      6.56
       Mod Durn                                               4.98                       5.2
       Principal Window                                   56 - 354                  58 - 355
       Principal Writedown                        12,045.18 (0.07%)            622.39 (0.00%)
       Total Collat Loss (Collat Maturity)   29,801,827.32 (11.60%)    30,436,587.42 (11.85%)
----------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                    12.98 CDR                 10.18 CDR
       WAL                                                    8.66                      9.10
       Mod Durn                                               6.35                      6.58
       Principal Window                                   84 - 355                  88 - 355
       Principal Writedown                         6,137.28 (0.13%)         20,373.13 (0.43%)
       Total Collat Loss (Collat Maturity)    25,541,851.23 (9.94%)    26,110,236.29 (10.17%)
----------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                    10.28 CDR                  8.13 CDR
       WAL                                                    8.87                      9.15
       Mod Durn                                               6.12                      6.27
       Principal Window                                   85 - 355                  88 - 205
       Principal Writedown                        23,324.44 (0.42%)              0.00 (0.00%)
       Total Collat Loss (Collat Maturity)    21,061,211.30 (8.20%)     21,526,812.43 (8.38%)
----------------------------------------------------------------------------------------------


FORWARD LIBOR + 200; 100% PPA
       ----------------------------------------------------------------------------------------
       Severity                                                   60%                      70%
       ----------------------------------------------------------------------------------------
M1     1st $ Loss CDR                                       31.22 CDR                25.15 CDR
       WAL                                                       4.27                     4.62
       Mod Durn                                                  3.62                     3.86
       Principal Window                                      37 - 349                 40 - 353
       Principal Writedown                           14,813.80 (0.07%)        12,781.25 (0.06%)
       Total Collat Loss (Collat Maturity)      72,871,514.10 (28.37%)   73,577,298.56 (28.65%)
-----------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                       20.66 CDR                17.05 CDR
       WAL                                                       5.27                     5.56
       Mod Durn                                                   4.4                      4.6
       Principal Window                                      46 - 353                 48 - 354
       Principal Writedown                            4,429.14 (0.02%)         7,096.93 (0.04%)
       Total Collat Loss (Collat Maturity)      54,840,292.25 (21.35%)   55,419,849.67 (21.58%)
-----------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                       10.05 CDR                 8.66 CDR
       WAL                                                       6.83                     7.00
       Mod Durn                                                  5.37                     5.49
       Principal Window                                      61 - 178                 63 - 146
       Principal Writedown                            2,345.38 (0.01%)           844.51 (0.00%)
       Total Collat Loss (Collat Maturity)      30,993,702.28 (12.07%)   31,835,801.74 (12.39%)
-----------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                        8.37 CDR                 7.11 CDR
       WAL                                                       9.40                     9.62
       Mod Durn                                                  6.73                     6.84
       Principal Window                                      91 - 355                 93 - 355
       Principal Writedown                           25,623.30 (0.54%)        29,690.12 (0.62%)
       Total Collat Loss (Collat Maturity)      26,494,344.66 (10.31%)   26,787,852.59 (10.43%)
-----------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                        6.73 CDR                 5.74 CDR
       WAL                                                       9.43                     9.60
       Mod Durn                                                  6.39                     6.47
       Principal Window                                      91 - 356                 92 - 356
       Principal Writedown                            8,219.62 (0.15%)        12,402.17 (0.22%)
       Total Collat Loss (Collat Maturity)       21,867,292.54 (8.51%)    22,112,656.26 (8.61%)
-----------------------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included inthe final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-S1
RUN2


FORWARD LIBOR; 50% PPA
       --------------------------------------------------------------------------------------
       Severity                                                40%                      50%
       --------------------------------------------------------------------------------------
M1     1st $ Loss CDR                                    52.35 CDR                33.71 CDR
       WAL                                                    4.12                     5.71
       Mod Durn                                               3.69                      4.9
       Principal Window                                   37 - 324                 50 - 354
       Principal Writedown                            26.39 (0.00%)         4,636.02 (0.02%)
       Total Collat Loss (Collat Maturity)   81,259,958.34 (31.64%)   86,700,688.02 (33.75%)
---------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                    31.31 CDR                22.25 CDR
       WAL                                                    6.33                     7.71
       Mod Durn                                               5.13                     6.01
       Principal Window                                   56 - 355                 67 - 356
       Principal Writedown                         4,980.03 (0.02%)        15,668.98 (0.08%)
       Total Collat Loss (Collat Maturity)   67,255,702.06 (26.18%)   71,641,727.98 (27.89%)
---------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                    20.75 CDR                15.58 CDR
       WAL                                                    8.55                     9.76
       Mod Durn                                                6.4                     7.06
       Principal Window                                   76 - 356                 87 - 356
       Principal Writedown                         5,659.01 (0.03%)        26,897.54 (0.16%)
       Total Collat Loss (Collat Maturity)   55,270,366.31 (21.52%)   58,758,303.07 (22.88%)
---------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                     18.5 CDR                14.05 CDR
       WAL                                                   12.00                    13.47
       Mod Durn                                               7.99                      8.6
       Principal Window                                  117 - 356                132 - 356
       Principal Writedown                         8,765.60 (0.18%)         6,338.63 (0.13%)
       Total Collat Loss (Collat Maturity)   51,927,941.32 (20.22%)   55,146,914.40 (21.47%)
---------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                    16.41 CDR                12.73 CDR
       WAL                                                   12.45                    13.72
       Mod Durn                                               7.65                      8.1
       Principal Window                                  120 - 356                133 - 356
       Principal Writedown                        64,282.16 (1.16%)        56,176.46 (1.02%)
       Total Collat Loss (Collat Maturity)   48,480,069.48 (18.87%)   51,782,459.67 (20.16%)
---------------------------------------------------------------------------------------------

FORWARD LIBOR; 50% PPA
       --------------------------------------------------------------------------------------
       Severity                                                  60%                     70%
       --------------------------------------------------------------------------------------
M1     1st $ Loss CDR                                      24.76 CDR               19.54 CDR
       WAL                                                      6.88                    7.76
       Mod Durn                                                 5.72                     6.3
       Principal Window                                     59 - 356                66 - 356
       Principal Writedown                          14,499.68 (0.07%)        2,079.53 (0.01%)
       Total Collat Loss (Collat Maturity)     90,666,915.55 (35.30%)  93,653,576.18 (36.46%)
---------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                      17.25 CDR               14.08 CDR
       WAL                                                      8.73                    9.50
       Mod Durn                                                 6.62                    7.05
       Principal Window                                     76 - 356                82 - 356
       Principal Writedown                          27,952.26 (0.14%)       39,675.62 (0.20%)
       Total Collat Loss (Collat Maturity)     74,862,852.54 (29.15%)  77,306,911.85 (30.10%)
---------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                      12.47 CDR                10.4 CDR
       WAL                                                     10.63                   11.27
       Mod Durn                                                  7.5                    7.82
       Principal Window                                     94 - 356               100 - 356
       Principal Writedown                          29,902.84 (0.18%)       27,539.24 (0.16%)
       Total Collat Loss (Collat Maturity)     61,307,593.54 (23.87%)  63,271,657.63 (24.63%)
---------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                      11.33 CDR                9.52 CDR
       WAL                                                     14.52                   15.35
       Mod Durn                                                 9.01                    9.29
       Principal Window                                    142 - 356               150 - 356
       Principal Writedown                           9,270.77 (0.20%)       44,458.33 (0.94%)
       Total Collat Loss (Collat Maturity)     57,517,304.44 (22.39%)  59,447,054.92 (23.14%)
---------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                      10.40 CDR                8.79 CDR
       WAL                                                     14.67                   15.38
       Mod Durn                                                 8.41                    8.62
       Principal Window                                    142 - 356               150 - 356
       Principal Writedown                          96,610.97 (1.75%)      116,034.66 (2.10%)
       Total Collat Loss (Collat Maturity)     54,234,398.44 (21.11%)  56,115,250.65 (21.85%)
---------------------------------------------------------------------------------------------



FORWARD LIBOR + 200; 50% PPA
       --------------------------------------------------------------------------------------
       Severity                                                40%                      50%
       --------------------------------------------------------------------------------------
M1     1st $ Loss CDR                                    42.61 CDR                 27.7 CDR
       WAL                                                    4.88                     6.51
       Mod Durn                                               4.05                     5.09
       Principal Window                                   43 - 352                 56 - 355
       Principal Writedown                        10,764.43 (0.05%)        20,869.78 (0.10%)
       Total Collat Loss (Collat Maturity)   75,848,128.25 (29.53%)   79,648,048.30 (31.01%)
---------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                    25.67 CDR                18.42 CDR
       WAL                                                    7.23                     8.59
       Mod Durn                                               5.71                     6.54
       Principal Window                                   64 - 356                 75 - 356
       Principal Writedown                        11,219.40 (0.06%)        11,474.57 (0.06%)
       Total Collat Loss (Collat Maturity)   61,500,210.98 (23.94%)   64,752,813.84 (25.21%)
---------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                    16.88 CDR                12.75 CDR
       WAL                                                    9.54                    10.66
       Mod Durn                                               6.94                     7.52
       Principal Window                                   85 - 356                 95 - 356
       Principal Writedown                        16,469.07 (0.10%)        10,567.30 (0.06%)
       Total Collat Loss (Collat Maturity)   49,287,029.36 (19.19%)   51,835,289.11 (20.18%)
---------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                    13.48 CDR                10.81 CDR
       WAL                                                   10.33                    11.69
       Mod Durn                                               7.28                     7.94
       Principal Window                                  115 - 135                129 - 155
       Principal Writedown                            84.77 (0.00%)        15,585.62 (0.33%)
       Total Collat Loss (Collat Maturity)   42,979,434.33 (16.73%)   46,420,583.18 (18.07%)
---------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                    10.54 CDR                  8.4 CDR
       WAL                                                   11.86                    11.81
       Mod Durn                                               7.54                     7.52
       Principal Window                                  131 - 157                132 - 153
       Principal Writedown                        18,022.75 (0.33%)             0.00 (0.00%)
       Total Collat Loss (Collat Maturity)   36,494,419.64 (14.21%)   38,768,479.56 (15.09%)
---------------------------------------------------------------------------------------------


FORWARD LIBOR + 200; 50% PPA
       -----------------------------------------------------------------------------------
       Severity                                               60%                     70%
       -----------------------------------------------------------------------------------
M1     1st $ Loss CDR                                   20.47 CDR               16.23 CDR
       WAL                                                   7.65                    8.52
       Mod Durn                                              5.75                    6.21
       Principal Window                                  65 - 356                72 - 356
       Principal Writedown                        9,885.27 (0.05%)       28,506.03 (0.13%)
       Total Collat Loss (Collat Maturity)  82,309,596.82 (32.05%)  84,288,499.27 (32.82%)
------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                   14.36 CDR               11.76 CDR
       WAL                                                   9.57                   10.28
       Mod Durn                                               7.1                    7.49
       Principal Window                                  83 - 356                90 - 356
       Principal Writedown                       27,908.49 (0.14%)          314.29 (0.00%)
       Total Collat Loss (Collat Maturity)  67,082,502.58 (26.12%)  68,803,853.35 (26.79%)
------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                   10.26 CDR                8.57 CDR
       WAL                                                  11.47                   12.06
       Mod Durn                                              7.92                    8.19
       Principal Window                                 102 - 356               108 - 356
       Principal Writedown                       38,065.03 (0.22%)       32,361.80 (0.19%)
       Total Collat Loss (Collat Maturity)  53,724,394.79 (20.92%)  55,081,285.93 (21.44%)
------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                    9.08 CDR                7.81 CDR
       WAL                                                  13.30                   15.14
       Mod Durn                                              8.62                     9.3
       Principal Window                                 144 - 182               157 - 225
       Principal Writedown                        9,288.08 (0.20%)        6,400.18 (0.13%)
       Total Collat Loss (Collat Maturity)  49,250,413.13 (19.17%)  51,397,405.20 (20.01%)
------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                    6.98 CDR                5.98 CDR
       WAL                                                  11.82                   11.87
       Mod Durn                                              7.53                    7.56
       Principal Window                                 134 - 151               135 - 153
       Principal Writedown                          889.13 (0.02%)       13,561.51 (0.25%)
       Total Collat Loss (Collat Maturity)  40,428,662.13 (15.74%)  41,749,480.17 (16.25%)
------------------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-S1
RUN2


FORWARD LIBOR; 10% CPR
       --------------------------------------------------------------------------------------
       Severity                                                 40%                     50%
       --------------------------------------------------------------------------------------
M1     1st $ Loss CDR                                      45.2 CDR               28.18 CDR
       WAL                                                     5.19                    7.61
       Mod Durn                                                4.52                     6.2
       Principal Window                                    46 - 353                66 - 356
       Principal Writedown                          4,235.58 (0.02%)       11,833.45 (0.05%)
       Total Collat Loss (Collat Maturity)    85,857,765.45 (33.43%)  94,536,932.94 (36.81%)
---------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                     27.24 CDR               19.15 CDR
       WAL                                                     8.22                   10.36
       Mod Durn                                                6.32                    7.53
       Principal Window                                    72 - 356                90 - 356
       Principal Writedown                         18,446.50 (0.09%)        3,696.43 (0.02%)
       Total Collat Loss (Collat Maturity)    74,808,515.98 (29.13%)  82,106,255.94 (31.97%)
---------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                     18.76 CDR               14.10 CDR
       WAL                                                    11.17                   13.04
       Mod Durn                                                7.78                    8.64
       Principal Window                                   100 - 356               117 - 356
       Principal Writedown                          1,178.62 (0.01%)       32,973.40 (0.19%)
       Total Collat Loss (Collat Maturity)    65,124,228.46 (25.35%)  71,408,116.98 (27.80%)
---------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                     17.10 CDR               13.05 CDR
       WAL                                                    15.50                   17.59
       Mod Durn                                                9.36                   10.06
       Principal Window                                   153 - 356               175 - 356
       Principal Writedown                         20,746.85 (0.44%)       19,053.18 (0.40%)
       Total Collat Loss (Collat Maturity)    62,567,030.65 (24.36%)  68,650,265.01 (26.73%)
---------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                     15.78 CDR               12.22 CDR
       WAL                                                    15.84                   17.77
       Mod Durn                                                8.78                     9.3
       Principal Window                                   155 - 356               176 - 356
       Principal Writedown                         62,587.58 (1.13%)       89,384.75 (1.62%)
       Total Collat Loss (Collat Maturity)    60,316,753.88 (23.48%)  66,305,673.41 (25.81%)
---------------------------------------------------------------------------------------------


FORWARD LIBOR; 10% CPR
       -------------------------------------------------------------------------------------
       Severity                                                 60%                     70%
       -------------------------------------------------------------------------------------
M1     1st $ Loss CDR                                     20.42 CDR               16.01 CDR
       WAL                                                     9.46                   10.89
       Mod Durn                                                7.34                    8.15
       Principal Window                                    81 - 356                93 - 356
       Principal Writedown                         22,746.23 (0.11%)       10,405.20 (0.05%)
       Total Collat Loss (Collat Maturity)   101,128,082.63 (39.37%) 106,258,794.47 (41.37%)
--------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                     14.77 CDR               12.02 CDR
       WAL                                                    11.99                   13.20
       Mod Durn                                                8.35                    8.93
       Principal Window                                   105 - 356               116 - 356
       Principal Writedown                         31,414.27 (0.16%)        8,226.04 (0.04%)
       Total Collat Loss (Collat Maturity)    87,666,043.40 (34.13%)  91,993,171.45 (35.82%)
--------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                      11.3 CDR                9.44 CDR
       WAL                                                    14.37                   15.43
       Mod Durn                                                 9.2                    9.61
       Principal Window                                   130 - 356               140 - 356
       Principal Writedown                         12,958.71 (0.08%)       60,307.30 (0.36%)
       Total Collat Loss (Collat Maturity)    76,218,374.70 (29.67%)  80,049,122.29 (31.17%)
--------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                     10.56 CDR                8.87 CDR
       WAL                                                    19.12                   20.22
       Mod Durn                                               10.51                   10.81
       Principal Window                                   191 - 356               204 - 356
       Principal Writedown                         46,172.94 (0.97%)       56,123.37 (1.18%)
       Total Collat Loss (Collat Maturity)    73,338,314.17 (28.55%)  77,035,304.62 (29.99%)
--------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                      9.97 CDR                8.42 CDR
       WAL                                                    19.14                   20.13
       Mod Durn                                                9.63                    9.86
       Principal Window                                   191 - 356               202 - 356
       Principal Writedown                        109,906.34 (1.99%)       94,250.21 (1.71%)
       Total Collat Loss (Collat Maturity)    70,910,033.53 (27.61%)  74,545,626.54 (29.02%)
--------------------------------------------------------------------------------------------

FORWARD LIBOR + 200; 10% CPR
       ---------------------------------------------------------------------------------------
       Severity                                                 40%                     50%
       ---------------------------------------------------------------------------------------
M1     1st $ Loss CDR                                     34.72 CDR               21.92 CDR
       WAL                                                     6.53                    9.10
       Mod Durn                                                5.11                    6.51
       Principal Window                                    57 - 355                78 - 356
       Principal Writedown                          7,535.97 (0.03%)       21,464.39 (0.10%)
       Total Collat Loss (Collat Maturity)    80,429,456.20 (31.31%)  86,625,461.89 (33.73%)
----------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                      21.5 CDR               15.27 CDR
       WAL                                                     9.80                   11.96
       Mod Durn                                                7.23                    8.35
       Principal Window                                    86 - 356               106 - 356
       Principal Writedown                         13,912.27 (0.07%)        3,165.36 (0.02%)
       Total Collat Loss (Collat Maturity)    68,791,113.81 (26.78%)  74,235,716.30 (28.90%)
----------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                     14.82 CDR               11.17 CDR
       WAL                                                    12.89                   14.65
       Mod Durn                                                8.57                    9.31
       Principal Window                                   117 - 356               134 - 356
       Principal Writedown                         25,051.61 (0.15%)       34,339.67 (0.20%)
       Total Collat Loss (Collat Maturity)    58,542,592.02 (22.79%)  63,107,520.71 (24.57%)
----------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                     13.45 CDR               10.23 CDR
       WAL                                                    17.48                   19.38
       Mod Durn                                               10.03                    10.6
       Principal Window                                   174 - 356               196 - 356
       Principal Writedown                          5,443.69 (0.11%)          194.54 (0.00%)
       Total Collat Loss (Collat Maturity)    55,782,949.18 (21.72%)  59,999,552.47 (23.36%)
----------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                     11.06 CDR                8.88 CDR
       WAL                                                    13.95                   15.83
       Mod Durn                                                8.32                    8.91
       Principal Window                                   157 - 181               177 - 207
       Principal Writedown                         24,184.14 (0.44%)       25,393.29 (0.46%)
       Total Collat Loss (Collat Maturity)    50,206,778.75 (19.55%)  55,074,785.79 (21.44%)
----------------------------------------------------------------------------------------------


FORWARD LIBOR + 200; 10% CPR
       ---------------------------------------------------------------------------------------
       Severity                                                   60%                     70%
       ---------------------------------------------------------------------------------------
M1     1st $ Loss CDR                                       16.01 CDR               12.62 CDR
       WAL                                                      10.97                   12.37
       Mod Durn                                                  7.36                    7.93
       Principal Window                                      94 - 356               106 - 356
       Principal Writedown                           16,130.70 (0.07%)       32,148.84 (0.15%)
       Total Collat Loss (Collat Maturity)      91,082,525.60 (35.46%)  94,426,388.69 (36.76%)
----------------------------------------------------------------------------------------------
M2     1st $ Loss CDR                                       11.85 CDR                9.68 CDR
       WAL                                                      13.54                   14.70
       Mod Durn                                                  9.08                    9.59
       Principal Window                                     120 - 356               131 - 356
       Principal Writedown                           44,746.07 (0.22%)       59,160.59 (0.30%)
       Total Collat Loss (Collat Maturity)      78,247,976.69 (30.46%)  81,273,689.68 (31.64%)
----------------------------------------------------------------------------------------------
B1     1st $ Loss CDR                                        8.96 CDR                7.48 CDR
       WAL                                                      15.91                   16.83
       Mod Durn                                                   9.8                   10.13
       Principal Window                                     146 - 356               156 - 356
       Principal Writedown                           42,847.68 (0.25%)       47,343.51 (0.28%)
       Total Collat Loss (Collat Maturity)      66,454,931.70 (25.87%)  69,004,455.15 (26.87%)
----------------------------------------------------------------------------------------------
B2     1st $ Loss CDR                                        8.26 CDR                6.93 CDR
       WAL                                                      20.73                   21.72
       Mod Durn                                                 10.96                    11.2
       Principal Window                                     210 - 356               220 - 356
       Principal Writedown                           23,248.15 (0.49%)       52,291.90 (1.10%)
       Total Collat Loss (Collat Maturity)      63,124,944.01 (24.58%)  65,530,732.35 (25.51%)
----------------------------------------------------------------------------------------------
B3     1st $ Loss CDR                                        7.41 CDR                6.37 CDR
       WAL                                                      17.58                   19.65
       Mod Durn                                                  9.37                    9.84
       Principal Window                                     194 - 232               211 - 275
       Principal Writedown                            5,704.38 (0.10%)        2,065.11 (0.04%)
       Total Collat Loss (Collat Maturity)      58,785,282.75 (22.89%)  61,802,396.78 (24.06%)
----------------------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.